CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN OMITTED AND HAVE BEEN SEPARATELY FILED WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                                                  Exhibit 10.33

SEPTEMBER 7TH 2000               CONFIDENTIAL                 LEX-TLA-1657-E-01

                            (SUBJECT TO ARM APPROVAL)

        This DESIGN LICENSE AGREEMENT (the "AGREEMENT") is made as of the date of the last signature set forth below (the "EFFECTIVE DATE")


        BETWEEN


        ARM LIMITED whose registered office is situated at 110 Fulbourn Road, Cambridge CB1 9NJ, England ("ARM")


        and


        INTEGRATED TELECOM EXPRESS INCORPORATED whose principal place of business is situated at 2710 Walsh Avenue, Santa Clara, CA 95051, U.S.A.("LICENSEE").


        WHEREAS


        ARM has introduced a licensing programme ("FOUNDRY PROGRAMME"), whereby ARM licenses certain licensees of ARM technology, to design and to have designed certain ARM products, and to have such ARM products manufactured at such semiconductor foundries as shall have been approved by ARM to manufacture those ARM products on designated processes.

1.      DEFINITIONS

1.1 "APPROVED DESIGN(S)" means such design(s), identified in Schedule 2, as are developed by LICENSEE under the relevant Design Rule/Target Process Combination, which design(s) shall be developed solely for use in products for any type of DSL (Digital Subscriber Line) communications and, in the event that LICENSEE shall have taped-out the [*] such Approved Design on or before the third anniversary of the Effective Date, such further designs (which further designs shall be limited in total to [*]) as the parties shall agree in writing. In respect of each such combination (a) Authorised Foundry shall have submitted the relevant ID Report to ARM; and (b) ARM shall have issued an ID Verification Report to Authorised Foundry in reply. No changes to Approved Design(s) shall be deemed to give rise to a further and separate design provided that:

        (1)     the resulting design(s):

                (a) is derived by altering the size or type of the on-chip memory, or by altering the code on the on-chip memory of a pre-existing ARM Compliant Product; and/or

                (b)     has resulted from a change in the Target
                        Process/Design Rule Combination provided that Target Process/Design Rule Combination migrated to is supported under the Foundry Programme and that ARM has ported the ARM Core(s) to the new Target Process/Design Rule Combination; and/or

                (c) when compared against the number of logic gates (excluding memory) contained in a pre-existing ARM Compliant Product, the subsequent ARM Compliant Product, has no more than a [*] increase in additional logic gates, and/or

                (d) has resulted solely by reason of the fact that ARM has delivered an Update to some or all of the Transfer Materials, or that LICENSEE has implemented bug fixes to the ARM Compliant Product;


[*] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

HC/DK                            PAGE 1 OF 36                         ARM/ITEX

SEPTEMBER 7TH 2000               CONFIDENTIAL                LEX-TLA-1657-E-01

                            (SUBJECT TO ARM APPROVAL)
        (2) and, the original Approved Design is phased out from distribution (other than as spare or replacement parts to the original customer for such Approved Design) within six (6) months from the date of Volume Manufacture of the relevant design which implements those changes.

1.2 "ARM COMPLIANT PRODUCT(S)" means a packaged and tested silicon chip, implementing the Approved Design(s), developed by LICENSEE, which contains, at a minimum, one Implementation Compliant Core.

1.3 "ARM PRODUCT" means any product in respect of which LICENSEE or an Intermediary makes or intends to make any direct or indirect reference, in advertising, promotional, or marketing activities, to such product's embodiment of ARM technology.

1.4 "ATAP MEMBER" means such third party design house as shall have a valid and enforceable approved design centre programme agreement under the ATAP Programme.

1.5 "ATAP PROGRAMME" means ARM's Approved Design Centre Programme providing 3rd party design houses access to proprietary ARM model technology and providing an infrastructure for developing ARM Compliant Products.

1.6 "AUTHORISED DISTRIBUTORS" means LICENSEE's distributors as are notified to ARM in writing by LICENSEE.

1.7 "ARM CORE(S)" means the core(s) as identified in Schedule 1 and any updates thereto which ARM from time to time makes generally available for licensing to its licensees and which ARM, in its absolute discretion, decides does not cause to be created a new product.

1.8 "ARM INSTRUCTION SETS" means the ARM Instruction Set as is identified in Schedule 1.

1.9 "AUTHORISED FOUNDRY" means, in respect of each Approved Design, the foundry identified in Part C of the relevant Section of Schedule 2.

1.10 "CONFIDENTIAL INFORMATION" means: (i) any information designated in writing by either party, by appropriate legend, as confidential; (ii) any information which is first disclosed verbally, by demonstration, or in some other manner which is impossible to mark but which is designated as confidential at the time of disclosure and is thereafter reduced to writing for confirmation and sent to the other party within thirty (30) days after its oral disclosure and designated, by appropriate legend, as confidential; and (iii) the terms and conditions of this Agreement.

1.11 "CUMULATIVE VOLUME" means the total cumulative volume of ARM Compliant Products sold, supplied or distributed by LICENSEE.

1.12 "DESIGN ID(S)" means the design identification number(s) contained in Parts D of Schedule 2, Sections 1, 2, 3 and 4, and, in the event that LICENSEE shall have taped-out the fourth such Approved Design on or before the third anniversary of the Effective Date, to design, have designed and have manufactured up to six further designs, such Design Rule/Target Process combination as the parties may agree in writing.

1.13    "DESIGN RULES" means the design rules identified in Parts A of
        Schedule 2, Sections 1, 2, 3 4, and such further versions as the parties may from time to time agree in writing.

1.14 "DESIGN RULE/TARGET PROCESS COMBINATION(S)" means the Design Rule/Target Process combination identified in Parts A of Schedule 2, Sections 1, 2, 3 and 4, and, in the event that LICENSEE shall have taped-out the [*] such Approved Design on or before the third anniversary of the Effective Date, to design, have designed and have manufactured up to [*] further designs, such Design Rule/Target Process combination as the parties may agree in writing.


[*] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

HC/DK                            PAGE 2 OF 36                         ARM/ITEX

SEPTEMBER 7TH 2000               CONFIDENTIAL                LEX-TLA-1657-E-01

                            (SUBJECT TO ARM APPROVAL)

1.15 "DESIGN SIGN-OFF MODEL" means: (i) the object code and such source code of the programs identified in Schedule 3 Section 2 Part A as may be necessary (at ARM's absolute discretion) to allow the support of multiple releases of the specified simulator, together with any Updates thereto, if any, that are developed by or for ARM; and (ii) subject to the payment by LICENSEE of the fee(s) set out in Clauses
        8.3 the object code and such source code of the programs identified in Schedule 3 Section 2 Part B as may be necessary (at ARM's absolute discretion) to allow the support of multiple releases of the specified simulator; together with such Updates thereto, if any, that are developed by or for ARM.

1.16 "END USER" means any person or other legal entity that licenses an ARM Product for its own personal use or for use in the ordinary course of its business but not for onward sale, distribution or sublicensing.

1.17 "EXTERNAL CUSTOMER" means any customer of LICENSEE save for an Internal Customer.

1.18 "ID REPORT" "ID VERIFICATION REPORT" "CONSENT TO PROCEED TO MANUFACTURE" "VERIFICATION CONFIRMATION" "VERIFICATION WAIVER" "ERROR REPORT" AND "NOTIFICATION OF UPDATES TO DESIGN RULES AND/OR TARGET PROCESS" means such reports or notifications in the form prescribed by ARM from time to time.

1.19 "IMPLEMENTATION COMPLIANT CORE" means an implementation of the relevant ARM Core, as identified in Schedule 1 and as provided to LICENSEE by the Authorised Foundry.

1.20 "INTELLECTUAL PROPERTY" means any patents, patent rights (including but not limited to rights in reissues, divisions, continuations or extensions of patents), trade marks, service marks, registered designs, topography or semiconductor maskwork rights, applications for any of the foregoing, copyright, know-how, unregistered design right, trade secrets and know-how, any Intellectual Property Derivatives, and any other similar protected rights in any country, assertable or licensable at any time during the term of this Agreement.

1.21 "INTELLECTUAL PROPERTY DERIVATIVES" shall include: (i) for copyrightable or copyrighted material, any translation, abridgement, revision or other form in which an existing work may be recast, transformed or adapted; (ii) for work protected by topography or mask right, any translation, abridgement, revision or other form in which an existing work may be recast, transformed or adapted; (iii) for patentable or patented material, any improvement created by ARM; and
        (iv) for material protected as trade secret any new material derived from or employing such existing trade secret.

1.22 "INTERMEDIARY" means any third party to whom LICENSEE distributes an ARM Product and who is not an End User.

1.23 "INTERNAL CUSTOMER" means any business unit, department or division within LICENSEE or a Subsidiary of LICENSEE.

1.24 "LICENSEE GROUP" shall mean that group of companies comprised of the LICENSEE, its successors and assignees, and all Subsidiaries of LICENSEE, together with all Subsidiaries of LICENSEE's successors and assignees.

1.25 "PIPELINE LENGTH" means the pipeline length for a particular ARM Core, as identified in Schedule 1.

1.26    "PROTOTYPE(S)" means one or more prototype of the Approved Design(s).

1.27 "PROTOTYPE MANUFACTURE" means the manufacture, of less than [*] of any one particular product, which product is based upon or implements an Approved Design. In calculating the volume of manufacture of any one particular product all units to have been manufactured shall be cumulated together, regardless of whether such units shall have been manufactured on separate dates or as a result of separate purchase orders


[*] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

HC/DK                            PAGE 3 OF 36                         ARM/ITEX

SEPTEMBER 7TH 2000               CONFIDENTIAL                LEX-TLA-1657-E-01

                            (SUBJECT TO ARM APPROVAL)
1.28 "QUARTER" means each calendar quarter ending the 31st March, 30th June, 30th September and 31st December of any year.

1.29 "SUBSIDIARY" shall mean any company the majority of whose voting shares is now or hereafter owned or controlled, directly or indirectly, by a party hereto or any company a majority of whose voting shares is now or hereafter owned or controlled, directly or indirectly, by any of the aforementioned entities. A company shall be considered a Subsidiary only so long as such control exists.

1.30 "TARGET PROCESS(ES)" means the target processes identified in Parts A of Schedule 2, Sections 1, 2, 3 and 4 and such further versions as the parties may from time to time agree in writing.

1.31 "TEST VECTORS" means the Test Vectors, for each ARM Core, as identified in Schedule 1.

1.32 "TRADEMARKS" means the trademarks, service marks and logos set forth in Schedule 5.

1.33 "TRANSFER MATERIALS" means that technical information with respect to the ARM Core(s) as set forth in Schedule 3 Section 1.

1.34 "UPDATES" means, in respect of the Transfer Materials and the Design Sign-Off Models, any bug fixes or enhancements or modifications to the same, the incorporation of which ARM, in its absolute discretion, decides does not cause to be created a new product and which ARM distributes as an update to a majority of all other ARM licensee.

1.35 "VOLUME MANUFACTURE" means the manufacture of more than [*] of any one particular ARM Compliant Product. In calculating the volume of manufacture of any one particular product all units to have been manufactured shall be cumulated together, regardless of whether such units shall have been manufactured on separate dates or as a result of separate purchase orders.

2.      LICENCE TO LICENSEE

2.1 ARM hereby grants to LICENSEE, under ARM's Intellectual Property rights in the ARM Core(s) and the Transfer Materials (including any Intellectual Property rights for which ARM has the right to grant sub-licenses), a non-transferable (subject to Clause 20.2), non-exclusive, world-wide right and licence, in respect of the relevant Design Rule/Target Process Combination(s), to:

        (i)     copy and use the footprint views identified in Schedule 3
                Section 1 Items 8, 9 and 10 solely for the purpose of designing, or having designed (subject to the provisions of Clause 2.2 below) ARM Compliant Product(s) incorporating one or other of the four Approved Designs (and, in the event that LICENSEE shall have taped-out the [*] Approved Design on or before the third anniversary of the Effective Date, one or other of a further [*] designs, which designs shall have been mutually agreed in writing between the parties, and which must have been taped-out within [*] years of the Effective
                Date);

        (ii) subject to the provisions of Clauses 2.5, 4.1 and 4.2 below, proceed to Prototype Manufacture on the relevant Target Process, using the relevant Design Rules, using the Authorised Foundry;

        (iii) subject to the provisions of Clauses 2.5, 4.1 and 4.2 below, have an ARM Compliant Product put through Volume Manufacture by the Authorised Foundry by the LICENSEE on the relevant Target Process, using the relevant Design Rules;

        (iv)    copy, use and translate the test vectors identified in
                Schedule 3 Section 1 Items 3, 4, 5 and 6 solely for the purpose of and to the extent that is necessary to enable such test vectors to run on the LICENSEE's chosen tester and testing, or having tested (subject to the provisions of Clause 2.3 below), ARM Compliant Products;


[*] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

HC/DK                            PAGE 4 OF 36                         ARM/ITEX

SEPTEMBER 7TH 2000               CONFIDENTIAL                LEX-TLA-1657-E-01

                            (SUBJECT TO ARM APPROVAL)
        (v) use, demonstrate, sell and otherwise dispose of, offer for sale, repair, export, import, advertise and market, supply and distribute such ARM Compliant Product and authorise LICENSEE's Authorised Distributors to do the same;

        (vi) modify, translate, reproduce, distribute, display, transmit, and have distributed, subject to the confidentiality obligations set forth in Clause 14, the documentation identified in Schedule 3 Section 1 Item 1 and modifications thereof; and

2.2 LICENSEE may exercise its right to have the ARM Compliant Product(s) designed by a subcontracted designer ("Designer") provided that:

        (i)     such Designer is either an ATAP Member or is ARM;

        (ii) LICENSEE notifies ARM of the identity of such Designer within thirty (30) days of appointment of the same; and

        (iii) in respect of all Designers, LICENSEE ensures that each Designer agrees (a) to be bound by obligations of confidentiality no less restrictive than those contained in this Agreement and (b) to supply the subcontracted design solely to LICENSEE.

        In the event that ARM advises LICENSEE or LICENSEE otherwise becomes aware that any Designer breaches the provisions referred to in this Clause 2.2LICENSEE agrees, upon request by ARM, to use all reasonable action requested by ARM, and any other actions agreed to between LICENSEE and ARM, to cause the Designer to cure such breach, provided however that ARM shall fully indemnify LICENSEE against all and any loss, liability, costs, damages, reasonable expenses (including the reasonable fee of lawyers and other professionals), suffered incurred or sustained by LICENSEE as a direct result of honoring ARM's request in this regard in the event that ARM's request is based either. on subclause 2.2(i) above or subclause (b) of this sentence. If Designer fails to cure such breach within thirty (30) days (or longer as agreed to by the parties), LICENSEE agrees to terminate the right of such Designer to design ARM Compliant Products for LICENSEE. Further, solely in respect of a breach by LICENSEE of the provisions of this Clause 2.2, LICENSEE agrees to indemnify ARM against all and any loss, liability, costs, damages, reasonable expenses (including the reasonable fees of lawyers and other professionals), suffered, incurred or sustained as a result of such breaches.

2.3 LICENSEE may exercise its right to have the ARM Compliant Product(s) tested by a test house ("TEST HOUSE") in accordance with the provisions of Clause 2.1(iv) provided that: LICENSEE (a) notifies ARM of the identity of such Test House not less than thirty (30) days after such Test House shall have been appointed by LICENSEE; and (b) ensures that such Test House agrees (i) to be bound by obligations of confidentiality no less restrictive than those contained in this Agreement; and (ii) to supply the ARM Compliant Products solely to or on behalf of LICENSEE.

        In the event ARM advises LICENSEE or LICENSEE otherwise becomes aware that the Test House breaches the provisions referred to in this Clause 2.3, LICENSEE agrees, upon request by ARM, to use all reasonable action requested by ARM, and any other actions agreed to between LICENSEE and ARM, to cause the Test House to cure such breach, provided however that ARM shall fully indemnify LICENSEE against all and any loss, liability, costs, damages, reasonable expenses (including the reasonable fee of lawyers and other professionals), suffered incurred or sustained by LICENSEE as a direct result of honoring ARM's request in this regard in the event that ARM's request is based on this Clause 2.3. If the Test House fails to cure such breach within thirty (30) days (or longer as agreed to by the parties), LICENSEE agrees to co-operate with ARM in ensuring termination of Test House's rights to test the ARM Compliant Products for LICENSEE. Further, solely in respect of a breach by LICENSEE of the provisions of this Clause 2.3, LICENSEE agrees to indemnify ARM against all and any loss, liability, costs, damages, reasonable expenses (including the reasonable fees of lawyers and other professionals), suffered, incurred or sustained as a result of such breaches.



HC/DK                            PAGE 5 OF 36                         ARM/ITEX

SEPTEMBER 7TH 2000               CONFIDENTIAL                LEX-TLA-1657-E-01

                            (SUBJECT TO ARM APPROVAL)
2.4 LICENSEE may, upon payment of the relevant Second Source Fees referred to in Clause 8.2, elect to extend the licensed rights referred to in Clause 2.1(iii), on a per Approved Design basis, to such second source authorised foundry as may be agreed to in writing between the parties ("SECOND SOURCE AUTHORISED FOUNDRY"), solely for the purposes of second sourcing the relevant ARM Compliant Product from such Second Source Authorised Foundry, whereupon all references to "Authorised Foundry" shall be deemed to include, and shall include such Second Source Authorised Foundry. As soon as is reasonably possible after LICENSEE's exercise of the option referred to in this Clause 2.4, and subject to payment of the Second Source Fee, ARM shall deliver such additional transfer materials as may be necessary to enable LICENSEE to proceed to have an Approved Design put into Volume Manufacture by such Second Source Authorised Foundry.

        In the event that the Authorised Foundry or Second Source Authorised Foundry breaches the provisions referred to in Clause 2.5, LICENSEE agrees to use all reasonable action requested by ARM, and any other actions agreed to between LICENSEE and ARM to cause such foundry to cure such breach. If LICENSEE is unable to cause such foundry to cure such breach within thirty (30) days (or longer as agreed to by the parties), LICENSEE agrees to co-operate with ARM in ensuring termination of Authorised Foundry's/Second Source Authorised Foundry's rights to produce ARM Compliant Products for LICENSEE.Further LICENSEE agrees to indemnify ARM against all and any loss, liability, costs, damages, reasonable expenses (including the reasonable fees of lawyers and other professionals), suffered, incurred or sustained as a result of such breach.

2.5 LICENSEE may exercise its right to use the Authorised Foundry for Prototype Manufacture and proceed to Volume Manufacture in accordance with the provisions of Clauses 2.1(ii) and (iii) provided that:
        LICENSEE ensures that the Authorised Foundry agrees (a) to be bound by obligations of confidentiality no less restrictive than those contained in this Agreement; and (b) to supply the ARM Compliant Products solely to or on behalf of LICENSEE.

2.6     For the avoidance of doubt no right is granted to LICENSEE:

        (i) without an express, written licence from ARM to do so, to appoint anyone other than an ATAP Member to design the ARM Compliant Product(s);

        (ii) save as is permitted under the provisions of Clause 2.4, without an express, written licence from ARM to do so, to appoint anyone other than the Authorised Foundry to put the ARM Compliant Product(s) into Prototype Manufacture or Volume Manufacture; and

        (iii) to sub-license the rights licensed to LICENSEE pursuant to Clause 2.1 (save as is expressly permitted therein).

2.7 Save as licensed in Clause 2.1, LICENSEE acquires no right, title or interest in and to the ARM Core(s), the Transfer Materials, any related documentation and any Intellectual Property in respect of the same. In no event shall the license grant set forth in Clause 2.1 be construed as granting LICENSEE, expressly or by implication, estoppel or otherwise, a license to use any ARM technology or Intellectual Property other than that pertaining to the ARM Core(s).

2.8 LICENSEE shall reproduce and not remove or obscure any notice incorporated in the Transfer Materials or related documentation by ARM to protect ARM's Intellectual Property or to acknowledge the copyright and/or contribution of any third party developer. LICENSEE shall incorporate corresponding notices and/or such other markings and notifications as ARM may reasonably require on all copies of the Transfer Materials and related documentation and related documentation used by LICENSEE.

3.      LICENSEE'S OBLIGATIONS



HC/DK                            PAGE 6 OF 36                         ARM/ITEX

SEPTEMBER 7TH 2000               CONFIDENTIAL                LEX-TLA-1657-E-01

                            (SUBJECT TO ARM APPROVAL)
3.1     LICENSEE hereby WARRANTS AND UNDERTAKES that:

        (i) upon placing an order for Prototype Manufacture or the Volume Manufacture of ARM Compliant Product(s) LICENSEE shall supply the Authorised Foundry with the relevant Design ID;

        (ii) within ten (10) days of the end of each Quarter, LICENSEE shall deliver, to ARM, a Design Report in respect of each Approved Design in the form set out in Schedule 4 Part A, detailing the numbers of ARM Compliant Products delivered to LICENSEE by the Authorised Foundry, and the number of ARM Compliant Products sold, supplied or distributed by or on behalf of LICENSEE;

        (iii) save as is permitted under the provisions of Clause 4 of this Agreement, LICENSEE shall implement Updates to the Transfer Materials immediately as they are received from ARM and shall, where the implementation of such Updates requires it and ARM notifies LICENSEE to that effect, LICENSEE shall cease to use previously delivered Transfer Materials and shall either destroy the same or return the same to ARM, whichever ARM elects;

        (iv) upon Authorised Foundry implementing Updates to the Design Rule/Target Process Combination(s), save as is provided in Clause 4 of this Agreement, LICENSEE will cease all use of the Transfer Materials and Prototypes and all use, sale, supply and distribution of ARM Compliant Products derived from the Transfer Materials and shall only use Updates to the Transfer Materials in conjunction with the correctly corresponding version of the Design Rules and Target Process and shall also ensure that all Prototype(s) and ARM Compliant Products are Volume Manufactured on the correctly corresponding version of the relevant Target Process;

        (v) provided that ARM provides LICENSEE with proof that ARM has obtained a judicial and/or administrative ruling against a third party prohibiting the activities described herein, including without limitation a temporary restraining order or preliminary injunction, LICENSEE shall not procure or permit the manufacture, distribution, sale or supply of products:

                (a)     that purport to be ARM Compliant Products; or

                (b) contain a central processing unit or microprocessor which is purported to be "ARM like"; or

                (c) that run, or are purported to run, the ARM Instruction Sets or a subset thereof; or

                (d) the design of which has involved the unlicensed use or modification of, or reference to, the Transfer Materials or any ARM Intellectual Property;

        FOR THE AVOIDANCE OF DOUBT, NOTHING CONTAINED IN CLAUSE 3.1(V) SHALL SERVE TO LIMIT ANY OTHER RELIEF THAT ARM IS ENTITLED TO, WHETHER IN LAW, EQUITY OR OTHERWISE

4.      UPDATES TO TRANSFER MATERIALS AND CHANGES IN DESIGN RULES OR TARGET
        PROCESS(ES)

4.1 Where, subsequent to execution of this Agreement, the Design Rules or the Target Process(es) shall have been revised by Authorised Foundry and Authorised Foundry shall have already produced one or more Prototypes in respect of one or more of the Approved Design(s), UNLESS LICENSEE shall have issued a Consent to Proceed to Manufacture to Authorised Foundry in respect of each such Approved Design and the Authorised Foundry shall in turn have delivered the same to ARM, LICENSEE will cease all use of the Transfer Materials and such Prototype(s) and all use, sale, supply and distribution of ARM Compliant Products derived from the Transfer Materials UNTIL:


HC/DK                            PAGE 7 OF 36                         ARM/ITEX

SEPTEMBER 7TH 2000               CONFIDENTIAL                LEX-TLA-1657-E-01

                            (SUBJECT TO ARM APPROVAL)
        (a) ARM shall have delivered all necessary resulting Updates to the Transfer Materials to Authorised Foundry and LICENSEE; and

        (b) ARM shall have either issued a Verification Confirmation or issued a Verification Waiver to Authorised Foundry in respect of such Updates.

        In instances where, in respect of a particular Approved Design, LICENSEE shall have so issued a Consent to Proceed to Manufacture to Authorised Foundry and the Authorised Foundry shall in turn have delivered the same to ARM LICENSEE may continue to exercise the licensed rights, contained in Clause 2 of this Agreement, in respect of such Approved Design, the Transfer Materials, Prototypes and ARM Compliant Products derived from the same, without implementing Updates to the Transfer Materials, provided always that such Transfer Materials are used in conjunction with the correctly corresponding version of the Design Rules/Target Process Combination(s) and that such Prototype(s) and ARM Compliant Products are Volume Manufactured on the correctly corresponding version of the Target Process(es).

4.2 Where, subsequent to execution of this Agreement, a Design Rule/Target Process Combination shall have been revised by Authorised Foundry and Authorised Foundry SHALL NOT have already produced one or more Prototypes of the relevant Approved Design, LICENSEE will cease all use, supply and distribution of the Transfer Materials and any derivatives thereof UNTIL (a) ARM shall have delivered all necessary resulting Updates to the Transfer Materials to Authorised Foundry; and (b) ARM shall have either issued a Verification Confirmation or issued a Verification Waiver to Authorised Foundry in respect of such Updates. In instances where ARM shall have so issued a Verification Confirmation ARM shall also deliver, to LICENSEE, Updates to the Transfer Materials whereupon LICENSEE shall cease to use previously delivered Transfer Materials and shall either destroy the same or return the same to ARM, whichever ARM elects, and shall only use such updated Transfer Materials in conjunction with the correctly corresponding version of the Design Rules/Target Process Combination and shall also ensure that all Prototype(s) and ARM Compliant Products are Volume Manufactured on the correctly corresponding version of the relevant Target Process.

5.      DESIGN SIGN-OFF MODELS LICENSE

5.1 ARM hereby grants to LICENSEE, under ARM's Intellectual Property rights (including but not limited to any Intellectual Property rights for which ARM has the right to grant sub-licenses) a non-transferable (subject to Clause 20.2), non-exclusive, world-wide right and licence to:

        (i) use and copy the Design Sign-Off Models and related documentation (which shall include copying and using internally for the purpose of providing first line support to LICENSEE's customers); and

        (ii) modify, copy and use, in connection with the Design Sign-Off Models identified in Schedule 3 Section 2 Part A; the documentation related thereto.

5.2 LICENSEE may extend the licenses contained in Clause 5.1 so as to include the appropriate Design Sign-off Model to which such exercised option shall relate by giving written notice to ARM, referring to this Clause 5.2, together with payment, to ARM, of the Design Sign-Off Model Option Fee in accordance with Clause 8.3 After the first anniversary of the Effective Date LICENSEE may extend, or further extend, the license contained in Clause 5.1 subject to the parties mutually agreeing the appropriate Design Sign-Off Model licence fees in connection with such extended licenses.

5.3 For the avoidance of doubt no right is granted to LICENSEE to sub-license the right to sell, supply or otherwise distribute the Design Sign-Off Models.


HC/DK                            PAGE 8 OF 36                         ARM/ITEX

SEPTEMBER 7TH 2000               CONFIDENTIAL                LEX-TLA-1657-E-01

                            (SUBJECT TO ARM APPROVAL)
5.4 In no event shall the license grants set forth in Clause 5.1 be construed as granting LICENSEE, expressly or by implication, estoppel or otherwise, a licence under any ARM technology other than the Design Sign-Off Models and related documentation. Except as licensed to LICENSEE in Clause 5.1 all right, title and interest in and to the Design Sign-Off Models and related documentation shall remain vested in ARM.

6.      TRADEMARK LICENSE AND PROMOTIONAL OBLIGATIONS

6.1 ARM hereby grants to LICENSEE a non-transferable (subject to Clause 20.2), non-exclusive, royalty-free, world-wide right and license under ARM's Intellectual Property rights, to use the Trademarks in connection with the promotion and sale of ARM Compliant Products.

6.2 LICENSEE shall use the Trademarks, in accordance with ARM's guidelines set forth in Schedule 5 (the "GUIDELINES"). ARM shall have the right to revise Schedule 5 and the Guidelines (including the right to add further trademarks or modify the Trademarks). In respect of such revisions as are necessary to the settlement or avoidance of legal proceedings, such revisions shall be effective upon printed materials, electronic media, die packaging and all products to be produced or manufactured after Ninety (90) days from receipt of ARM's written notice to LICENSEE. All other revisions, shall be effective after One Hundred and Eighty (180) days from receipt of ARM's written notice to LICENSEE.

6.3 Where LICENSEE distributes ARM Product to an Intermediary, the packaging (for example, cardboard boxes containing the ARM Product) of each unit of ARM Product so distributed must bear a mark that unambiguously identifies LICENSEE as the manufacturing source of the ARM Product. If the packaging of the ARM Product cannot accommodate LICENSEE's mark because of size limitations, then LICENSEE shall include a prominent statement indicating that LICENSEE is the manufacturing source of the ARM Product (e.g. "Manufactured by [insert LICENSEE name here] under licence from ARM Limited") in substantially all advertising material and promotional, technical or other documentation, including press releases, associated with the ARM Product and LICENSEE shall oblige any Intermediary to do the same.

6.4 In the event that any documentation, packaging, promotional or advertising material fails to comply with the Guidelines, ARM shall notify LICENSEE and LICENSEE shall rectify such documentation, packaging, and promotional or advertising materials so as to comply with the Guidelines and cease using any such non-compliant materials within thirty (30) days of the date of ARM's notice.

6.5 provided that ARM provides LICENSEE with proof that ARM has obtained a judicial and/or administrative ruling against a third party prohibiting the activities described herein, LICENSEE WARRANTS AND UNDERTAKES that it shall not procure the manufacture, distribution, sale or supply of products containing a central processing unit or microprocessor that is purported to be "ARM like" where it is proposed that such "ARM like" products, or any documentation or promotional material or references in relation thereto, will take the Trademarks or any part thereof into use in such a way that the Trademarks, or any portion thereof, are infringed as a result.

6.6 Except as provided by the terms of this Agreement, LICENSEE shall not use or register any trademark, service mark, device or logo, any of the Trademarks or any word or mark confusingly similar to any of the Trademarks, in a manner likely to cause confusion or mistake on the part of a third party as to source, origin or sponsorship of any goods or services in any jurisdiction.

6.7 LICENSEE shall comply with the promotional obligations set out in Schedule 7 of this Agreement.

7.      LICENSOR'S OBLIGATIONS


HC/DK                            PAGE 9 OF 36                         ARM/ITEX

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                            (SUBJECT TO ARM APPROVAL)
7.1 In the event that Authorised Foundry implements Updates to any of the Design Rule/Target Process Combinations and Authorised Foundry delivers such Updates to ARM, ARM shall notify LICENSEE of the same, in writing, in the form of a Notification of Updates to Design Rules and/or Target Process and shall make such consequential amendments to the Transfer Materials as ARM shall consider to be reasonably necessary.

8.      FEES AND DESIGN REPORTS

8.1 In respect of each of the Approved Designs LICENSEE shall pay the relevant licence fee (the "DESIGN LICENCE FEE") set out in Schedule 6 Part A.

8.2 In the event that, in respect of any Approved Design, LICENSEE exercises the option to have Prototypes manufactured or have the ARM Compliant Product(s) Volume Manufactured by a Second Source Authorised Foundry, in accordance with the provisions of Clause 2.5, then LICENSEE shall, in respect of each such Approved Design, pay the second source fee (the "SECOND SOURCE FEE") set out in Schedule 6 Part B.

8.3 Upon exercise of the option granted in Clause 5.2, and in consideration of ARM delivering the relevant Design Sign-Off Model Option to LICENSEE, LICENSEE shall pay, to ARM, the per Design Sign-Off Model Option fees ("DESIGN SIGN-OFF MODEL OPTION FEES") set out in Schedule 6 Part C and the annual Design Sign-Off Model Option Maintenance Fee set out in Schedule 5 Part D.

8.4 Under the terms of this Agreement LICENSEE is licensed to design and have manufactured four ARM Compliant Products and, in the event that LICENSEE shall have taped-out the [*] such Approved Design on or before the third anniversary of the Effective Date, such further designs (which further designs shall be limited in total to [*]), each of which implements one of the Approved Designs. For each unit of all such ARM Compliant Product sold, supplied or distributed by or for LICENSEE, both during the term of this agreement and beyond, LICENSEE shall pay a royalty ("RUNNING ROYALTY"), which Running Royalty shall be determined by reference to the total number of such ARM Compliant Products sold or distributed by LICENSEE in accordance with the following tables:

- ----------------------------------------------------------------------------------------------
 CUMULATIVE VOLUME OF                 ROYALTY RATE PER ARM CORE
 --------------------                 -------------------------
     ARM COMPLIANT
     -------------
        PRODUCT
        -------
- ----------------------------------------------------------------------------------------------

- ----------------------------------------------------------------------------------------------

- ----------------------------------------------------------------------------------------------
First                          [*] units US$[*] per unit, payable in advance in
                               accordance with Schedule 6 Part F.
- ----------------------------------------------------------------------------------------------
Above [*]                      US$[*] per unit
- ----------------------------------------------------------------------------------------------


In an ARM Compliant Product with more than one ARM Core embedded into the same piece of silicon, the following multiplying factors shall be applied to the applicable Royalty Rates determined from the above table.



  NUMBER OF ARM CORES EMBEDDED ON SAME                         MULTIPLIER
  ------------------------------------                         ----------
            PIECE OF SILICON
            ----------------
- ----------------------------------------------------------------------------------------------
[*]                                                          [*]
- ----------------------------------------------------------------------------------------------
[*]                                                          [*]
- ----------------------------------------------------------------------------------------------
[*]                                                          [*]
- ----------------------------------------------------------------------------------------------
[*]                                                          [*]
- ----------------------------------------------------------------------------------------------
[*]                                                          [*]
- ----------------------------------------------------------------------------------------------


[*] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

HC/DK                            PAGE 10 OF 36                        ARM/ITEX

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                            (SUBJECT TO ARM APPROVAL)

8.5 Further, LICENSEE hereby undertakes and warrants that neither LICENSEE or its Authorised Distributors shall manipulate the distribution or pricing of, or payment for, ARM Compliant Products between LICENSEE and an Internal Customer, with the intent of avoiding payment of Running Royalties, or with the intent of avoiding payment of Running Royalties at a higher rate than would have been the case if such manipulation had not taken place.

8.6 Save for Running Royalties due in respect of the first [*] units Running Royalties sold, supplied or distributed by or for LICENSEE (which Running Royalties shall be paid in accordance with Schedule 6 Part F), Running Royalties due to ARM under this Agreement shall be paid in accordance with the terms set forth in Schedule 4 Part B.

8.7 For the avoidance of doubt, in no event shall a Design Licence Fee or a Second Source Fee be construed as being an advance payment of Running Royalties, by LICENSEE and no right of set off of either (i) fees due under the terms of any other agreement against any fees due under the terms of this Agreement; or (ii) fees due under the terms of this Agreement against any fees due under the terms of any other agreement, shall exist.

8.8 Any income or other tax which LICENSEE is required by law to pay or withhold on behalf of ARM with respect to any licence fees and/or royalties payable to ARM under this Agreement shall be deducted from the amount of such licence fees and/or royalties otherwise due, provided, however, that in regard to any such deduction, LICENSEE shall give to ARM such assistance as may be necessary to enable or assist ARM to claim exemption therefrom, or credit therefor, and shall upon request furnish to ARM such certificates and other evidence of deduction and payment thereof as ARM may properly require.

8.9 LICENSEE shall pay all fees due to ARM under the terms of this Agreement within thirty (30) days of receipt of ARM's invoice therefor (the "DUE DATE").

8.10 If any sum under this Agreement is not paid by the Due Date, then (without prejudice to ARM's other rights and remedies) ARM reserves the right to charge interest on such sum on a day to day basis (as well after as before any judgement) from the Due Date to the date of payment at the rate of two percent (2%) per calendar month or the highest legal rate if less.

9.      RECORD KEEPING AND AUDITING

9.1 LICENSEE shall keep all such records as are necessary to demonstrate compliance with its obligations under Clauses 2.1, 2.2, 2.3, 2.4, 2.5, 2.8, 2.7, 3, 4, 5, 6, 8, 14 and 16 for a period of six (6) years from the date of creation of such records of account.

9.2 ARM shall have the right for representatives of a firm of independent Chartered Accountants to which LICENSEE shall not unreasonably object ("AUDITORS"), to make an examination and audit, by prior appointment no more than once during each calendar year during normal business hours, (unless LICENSEE shall have failed a previous audit by (i) under-reporting Running Royalties by five percent (5%) or more;or
        (ii) in the Auditors' view, the LICENSEE shall have previously been uncooperative during the course of a previous audit conducted by the Auditors, in which case ARM shall have the right for the Auditors to make an examination and audit at such times as ARM may require) , of all records and accounts as may under recognised accounting practices contain information bearing upon (i) the ID codes specific to each design utilised by LICENSEE in producing ARM Compliant Products; (ii) details of the Authorised Foundry from which ARM Compliant Products shall have been sourced; (iii) the number of designs created by or for LICENSEE using the Transfer Materials; (iv) the number of ARM Compliant Products sold or distributed by or on behalf of LICENSEE under this Agreement and (v) the amounts of Running Royalties payable to ARM by LICENSEE. LICENSEE shall be supplied with a copy of or sufficient extracts from any report prepared by the Auditors. LICENSEE may require that, as a prerequisite to such audit, the Auditors and


[*] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

HC/DK                            PAGE 11 OF 36                        ARM/ITEX

SEPTEMBER 7TH 2000               CONFIDENTIAL                LEX-TLA-1657-E-01

                            (SUBJECT TO ARM APPROVAL)

        ARM enter a standard nondisclosure agreement requiring the Auditors and ARM to hold the information learned as a result of the audit in strict confidence and permitting the Auditors and ARM to use such information solely for purposes of such audit and in connection with any dispute arising from such audit. The Auditors' report shall be furnished by the Auditors directly to ARM and LICENSEE simultaneously, shall be marked by the Auditors as "Confidential," shall not contain information not relevant to determination of LICENSEE's compliance with the terms of this Agreement and shall (in the absence of clerical or manifest error) be final and binding on the parties. LICENSEE shall have the right to submit written comments on the contents of the Auditors report ("LICENSEE'S COMMENTS"), to ARM and to the Auditors, within thirty (30) days of LICENSEE's receipt of the same. The Auditors shall give due consideration to LICENSEE's Comments and, in the event that they consider that, in the light of LICENSEE's Comments, the Auditors' report requires amendment, the Auditors shall revise and resubmit their report accordingly. In the event that any error and/or omission results in an underpayment which exceeds five per cent (5%) of the total Running Royalties due for the period under audit, then upon request by ARM, LICENSEE shall pay for the reasonable cost of the audit. Otherwise, ARM shall be solely responsible for the costs of any audit. If the audit identifies that LICENSEE has made an overpayment, such overpayment will be credited to the next such payment or payments to be made by LICENSEE. LICENSEE and ARM agree not to challenge any Auditors' report unless it has reasonable basis to do so.

10.     TECHNOLOGY TRANSFER, DELIVERY AND PRODUCTION COSTS

10.1 The Transfer Materials in respect of the ARM Core(s) delivered to LICENSEE shall conform to the Design Rule/Target Process Combination(s) and versions thereof as identified in Schedule 2, subject to any waivers which may from time to time be agreed, in writing, between ARM and the Authorised Foundry and/or LICENSEE. ARM shall deliver the Transfer Materials in accordance with the delivery schedule set forth in Schedule 3.

11.     MAINTENANCE SERVICES

11.1 Subject to LICENSEE's payment of the Design Licence Fees referred to in Clause 8.1, ARM shall provide to LICENSEE, in respect of the ARM Core(s) and Transfer Materials, through the parties' contract administrator, the following Maintenance Services for the period of four years from the Effective Date and, in the event that LICENSEE designs, has designed and has manufactured Approved Designs after the third Anniversary of the Effective Date in accordance with the terms of this Agreement, a further period of four years after the third anniversary of the Effective Date:

        (i) the correction, to the extent reasonably possible, of any defects in the Transfer Materials which cause the ARM Core(s) not to operate in accordance with the functionality described in the datasheet for such ARM Core(s). If ARM determines that such defects are due to errors in such description, ARM shall promptly issue corrections to the datasheet and shall not be required to correct the Transfer Materials provided that LICENSEE is not thereby prevented from commercially exploiting the ARM Core(s);

        (ii) all modifications, enhancements and Updates to the Transfer Materials, created by ARM.

11.2 In notifying ARM of any defects or problems LICENSEE shall, unless otherwise requested by ARM, submit an Error Report.

11.3 The Maintenance Services shall be provided at ARM's premises in Cambridge, England. Nevertheless, ARM will use reasonable efforts to provide Maintenance Services to LICENSEE, at LICENSEE premises, subject to LICENSEE meeting all reasonable travelling, accommodation and sustenance expenses.


HC/DK                            PAGE 12 OF 36                        ARM/ITEX

SEPTEMBER 7TH 2000               CONFIDENTIAL                LEX-TLA-1657-E-01

                            (SUBJECT TO ARM APPROVAL)
11.4 For the avoidance of doubt, ARM's obligation under this Clause 11 is limited expressly to the provision of the Maintenance Services to LICENSEE.

12.     LICENSEE SUPPORT SERVICES

12.1 Subject to LICENSEE's payment of the Fees referred to in Clause 8.1 ARM shall provide to LICENSEE, in respect of the Transfer Materials, through the parties' contract administrator, Support Services in the form of reasonable telephone and written consultation pertaining to the operation and application of the Transfer Materials for the period of [*] from the Effective Date and, in the event that LICENSEE designs, has designed and has manufactured Approved Designs after the third Anniversary of the Effective Date in accordance with the terms of this Agreement, a further period of [*] after the third anniversary of the Effective Date.

12.2 The Support Services shall be provided or on behalf of ARM at ARM's premises in Cambridge, England, via telephone, e-mail or fax.

12.3 For the avoidance of doubt, ARM's obligation under this Clause 12 is limited expressly to the provision of the Support Services solely to LICENSEE.

12.4 The services provided under this Clause 12 shall be limited to a total of [*] person days per Approved Design per annum ("INITIAL SUPPORT"). Notwithstanding this, upon exhaustion of such Initial Support and at any time before the third anniversary of the Effective Date,LICENSEE may elect to receive further support services thereafter in blocks of [*] days ("ADDITIONAL SUPPORT"), in the form of reasonable telephone and written consultation pertaining to the operation and application of the Transfer Materials.

        Upon making an election under the provisions of this Clause 12.4 LICENSEE shall pay, to ARM, the additional support fees ("ADDITIONAL SUPPORT FEES") set out in Schedule 6 Part E.

13.     TRAINING

13.1 ARM shall provide to LICENSEE, per Approved Design, places for a maximum of two (2) of LICENSEE's development, operations, customer service and application engineering personnel on one of ARM's standard ARM open training courses.

14.     CONFIDENTIALITY

14.1 Each party shall maintain in confidence the Confidential Information disclosed by the other party and apply security measures no less stringent than the measures that such party applies to protect its own like information, but not less than a reasonable degree of care, to prevent unauthorised disclosure and use of the Confidential Information. The period of confidentiality shall be: (i) twenty (20) years from the date of receipt by LICENSEE with respect to all deliverables identified in the Schedules hereto as confidential, i.e. denoted as such by the letters "C" in the "Status" column and marked or designated as provided in section 1.11 above, together with any comparable technical information supplied by ARM to LICENSEE during the term of this Agreement; and (ii) five (5) years from the date of receipt of the information by the receiving party with respect to any other Confidential Information.

14.2 LICENSEE acknowledges the importance to ARM and sensitivity of the Confidential Information. In addition, LICENSEE agrees that it shall not use any of ARM's Confidential Information other than for the sole purpose of designing, having designed, having tested, having manufactured, selling and supplying ARM Compliant Products to End Users.

14.3 In the event that LICENSEE exercises any of its rights under Clauses 2.1(i) - (iv) provided that: LICENSEE complies with the provisions of Clause 2.2, LICENSEE may disclose the necessary Transfer Materials to the applicable third party.


[*] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

HC/DK                            PAGE 13 OF 36                        ARM/ITEX

SEPTEMBER 7TH 2000               CONFIDENTIAL                LEX-TLA-1657-E-01

                            (SUBJECT TO ARM APPROVAL)


14.4    The provisions of this Clause shall not apply to information which:

        (i) is known and has been reduced to tangible form by the receiving party prior to disclosure by the other party; or

        (ii) is published or otherwise made available to the public other than by a breach of this Agreement by a party hereto; or

        (iii) is disclosed to the receiving party by a third party having the lawful right to make such disclosure; or

        (iv) is independently conceived by the receiving party provided that the receiving party is able to provide evidence of such independent conception in the form of written records; or

        (v) is released to the receiving party for disclosure to any third party, other than on a confidential basis, by the disclosing party in writing; or

        (vi) is ordered or required to be released by any court or other governmental body; or

        (vii) is approved for release, other than under a NDA designating the information as Confidential Information; or

        (viii) is released to a third party by the disclosing party and designated as non-confidential.

14.5 For the avoidance of doubt, Design Reports may be disclosed to, in confidence, ARM's financial and/or legal advisors. In addition, ARM may disclose the total unit sales, supplies or distribution of ARM Compliant Products on a Quarterly basis provided that the unit sales of such products by LICENSEE are not separately identifiable.

15.     WARRANTIES

15.1 ARM warrants that the materials delivered to LICENSEE, by ARM, when used in conjunction with the correctly corresponding Design Rule/Target Process Combination(s), will be sufficient for an Authorised Foundry to produce ARM Core(s) which meet the functionality specified in the applicable datasheet. LICENSEE's sole and exclusive remedy for any breach of such warranty shall be for ARM to correct any errors in the materials and deliver such corrected materials to LICENSEE or replace the materials at ARM's discretion, or, if ARM is unable within reasonable time to do such things, to refund the amounts paid by LICENSEE pursuant to this Agreement.

15.2 ARM further warrants that to ARM's knowledge and belief, but expressly without having undertaken any searches for prior art, that:

        (i) the Transfer Materials do not infringe any third party copyright, maskwork right or trade secret or other Intellectual Property right; and

        (ii) there are no pending claims that have been made, or actions commenced, against ARM for breach of any third party copyright, maskwork right, patent, trade secret, or other Intellectual Property right.

15.3 Except as expressly provided in this Agreement, ARM makes no warranties express, implied or statutory, including, without limitation, the implied warranties of merchantability or fitness for a particular purpose with respect to the ARM Core(s), Intellectual Property and Transfer Materials.


HC/DK                            PAGE 14 OF 36                        ARM/ITEX

SEPTEMBER 7TH 2000               CONFIDENTIAL                LEX-TLA-1657-E-01

                            (SUBJECT TO ARM APPROVAL)

16.     INFRINGEMENT

16.1 In the event of a suit against LICENSEE based upon a claim that any portion of the materials delivered by ARM to LICENSEE under this Agreement (the "DELIVERED MATERIALS"), when used in accordance with this Agreement, infringe any patent, copyright, mask work, trademark, trade secret, or other property right, ARM agrees to defend and indemnify LICENSEE, at ARM's expense, and to pay costs and damages finally awarded in any such suit subject to the limitations of this Clause 16.1, provided that ARM is notified promptly in writing of the suit and at ARM's request and at its expense is given control of the suit and all requested reasonable assistance to defend the same. If the use or sale of any product incorporating, embodying or based upon the Delivered Materials, or any Updates thereto, is enjoined as a result of such suit, ARM, at its sole option and at no expense to LICENSEE, shall (a) obtain for LICENSEE the right to use the Delivered Materials, and use, demonstrate, sell and otherwise dispose of, offer for sale, repair, export, import, advertise and market, supply and distribute ARM Compliant Products; (b) make a modification of the Delivered Materials so that the Delivered Materials and ARM Compliant Products are no longer subject to such injunction, or (c) replace the unmodified Delivered Materials, or infringing portions thereof, with reasonably equivalent non-infringing products. If (a),
        (b) and (c) are not available or commercially practical, then ARM shall pay to LICENSEE compensatory damages subject to the limitations of this Clause 16.1. The provisions of this Clause 16.1 do not extend to any suit based upon an infringement or alleged infringement of any patent, copyright, trade secret, mask work, trademark or other property right by: (a) the manufacturing process; (b) any modification of the Delivered Materials not made by ARM or pursuant to ARM's written instructions as delivered by ARM under the auspices of Clause 12 of this Agreement; or (c) the use of the Delivered Materials in combination with other equipment, technology or software not purchased or licensed from ARM, provided that such claim would not have occurred but for such combination, modification or enhancement. THE FOREGOING STATES THE ENTIRE LIABILITY OF ARM WITH RESPECT TO INTELLECTUAL PROPERTY INFRINGEMENT. IN NO EVENT SHALL ARM BE LIABLE TO LICENSEE FOR INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES RESULTING THEREFROM. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS AGREEMENT, ARM SHALL NOT BE LIABLE TO LICENSEE FOR ANY AMOUNTS IN EXCESS OF THE SUM OF ONE HUNDRED PERCENT OF THE AGGREGATE LICENCE FEES AND UNUSED PREPAID ROYALTIES PAID TO ARM BY LICENSEE UNDER THIS AGREEMENT FOR ALL CLAIMS ARISING OUT OF OR IN CONNECTION WITH THE PROVISIONS OF THIS CLAUSE 16. THE EXISTENCE OF MORE THAN ONE CLAIM OR SUIT WILL NOT ENLARGE OR EXTEND THE LIMIT. LICENSEE RELEASES ARM FROM ALL OBLIGATIONS, LIABILITY, CLAIMS OR DEMANDS IN EXCESS OF THIS LIMITATION.

16.2 In the event of a suit against ARM based in whole or in part upon a claim that (a) the process used by or on behalf of LICENSEE in manufacturing products incorporating, embodying or based upon the Delivered Materials; (b) any ARM Core(s) made on behalf of LICENSEE as a result of modification of the Delivered Materials by or on behalf of LICENSEE; or (c) the use of the Delivered Materials by LICENSEE in combination with other equipment, technology or software not purchased or licensed from ARM (provided that such claim would not have occurred but for such combination, modification or enhancement), has infringed any patent, copyright, mask work, trademark, trade secret or other property right, LICENSEE agrees to defend and indemnify ARM, at LICENSEE's expense, and to pay costs and damages finally awarded in any such suit, provided that LICENSEE is notified promptly in writing of the suit, and at LICENSEE's request and at its expense is given control of the suit and all requested reasonable assistance to defend the same. THE FOREGOING STATES THE ENTIRE LIABILITY OF LICENSEE WITH RESPECT TO INTELLECTUAL PROPERTY INFRINGEMENT. IN NO EVENT SHALL LICENSEE BE LIABLE TO ARM FOR INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES RESULTING THEREFROM. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS AGREEMENT, LICENSEE SHALL NOT BE LIABLE TO ARM FOR ANY AMOUNTS IN EXCESS OF
        THE SUM OF ONE HUNDRED PERCENT OF THE AGGREGATE LICENCE FEES PAID TO ARM BY LICENSEE UNDER THIS


HC/DK                            PAGE 15 OF 36                        ARM/ITEX

SEPTEMBER 7TH 2000               CONFIDENTIAL                LEX-TLA-1657-E-01

                            (SUBJECT TO ARM APPROVAL)
        AGREEMENT FOR ALL CLAIMS ARISING OUT OF OR IN CONNECTION WITH THE PROVISIONS OF THIS CLAUSE 16. THE EXISTENCE OF MORE THAN ONE CLAIM OR SUIT WILL NOT ENLARGE OR EXTEND THE LIMIT. ARM RELEASES LICENSEE FROM ALL OBLIGATIONS, LIABILITY, CLAIMS OR DEMANDS IN EXCESS OF THIS LIMITATION.

16.3 In the event that there is a final adjudication of infringement, the liability of ARM for such infringement shall terminate with respect to all damages regarding the infringing intellectual property arising after the date of such final adjudication.

17.     DISCLAIMER OF CONSEQUENTIAL DAMAGES

17.1 EXCEPT IN RESPECT OF BREACHES OF CLAUSE 15 OF THIS AGREEMENT, IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES WHETHER SUCH DAMAGES ARE ALLEGED AS A RESULT OF TORTIOUS CONDUCT OR BREACH OF CONTRACT OR OTHERWISE EVEN IF THE OTHER PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. SUCH DAMAGES SHALL INCLUDE BUT SHALL NOT BE LIMITED TO THE COST OF REMOVAL AND REINSTALLATION OF GOODS, LOSS OF GOODWILL, LOSS OF PROFITS, LOSS OF USE OF DATA, INTERRUPTION OF BUSINESS OR OTHER ECONOMIC LOSS BUT NOTHING IN THIS CLAUSE SHALL OPERATE TO EXCLUDE LIABILITY FOR DEATH OR PERSONAL INJURY RESULTING FROM EITHER PARTY'S NEGLIGENCE.


HC/DK                            PAGE 16 OF 36                        ARM/ITEX

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                            (SUBJECT TO ARM APPROVAL)


18.     TERM AND TERMINATION

18.1 This Agreement shall commence on the Effective Date and continue in force unless terminated in accordance with the provisions of Clause 18.2.

18.2 Without prejudice to any other right or remedy which may be available to it, either party shall be entitled summarily to terminate this Agreement by giving written notice to the other, if the other party:

        (i) has committed a material breach of any of its obligations hereunder which is not capable of remedy; or

        (ii) has committed a material breach of any of its obligations hereunder which is capable of remedy but which has not been remedied within a period of sixty (60) days following receipt of written notice to doso, provided however that a failure to pay amounts allegedly due where a bona fide dispute exists as to the obligation to pay shall not, for this purpose, constitute a material breach; or

        (iii) makes any voluntary arrangement with its creditors for the general settlement of its debts or becomes subject to an administration order; or

        (iv) has an order made against it, or passes a resolution, for its winding-up (except for the purposes of amalgamation or reconstruction) or has an encumbrancer take possession or has a receiver or similar officer appointed over all or substantially all of its property or assets.

19.     EFFECT OF TERMINATION

19.1 Upon termination of this Agreement by ARM pursuant to Clause 18.2, LICENSEE will immediately discontinue any use and distribution of all ARM Compliant Products, Intellectual Property, Transfer Materials and ARM Confidential Information. LICENSEE shall, at ARM's option, either destroy or return to ARM any Confidential Information, including any copies thereof in its possession, together with the Transfer Materials and all copies thereof in its possession. Within one month after termination of this Agreement LICENSEE will furnish to ARM a certificate signed by a duly authorised representative of LICENSEE that to the best of his or her knowledge, information and belief, after due enquiry, LICENSEE has complied with provisions of this Clause.

19.2 Upon termination of this Agreement by LICENSEE pursuant to Clauses 18.1, 18.2 (i) or (ii), termination subject to LICENSEE complying and continuing to comply with the provisions of Clauses 8 and 14 of this Agreement, LICENSEE may continue, in perpetuity, to have manufactured such ARM Compliant Products as shall be in Volume Manufacture as at the date of such termination. For the purposes of satisfying the provisions of this Clause 19.2 the license rights contained in Clauses 2.1(iii), (iv), (v) and (vi), and Clauses 2.3, 2.4 and 2.5, the provisions of Clauses 2.6 to 2.8,2.7, inclusive, and Clauses 3.1(v), 6, 8, 9, 14, 16, 17, 18, 19 and 20 shall survive such termination.

19.3 Upon termination of this Agreement by ARM the provisions of Clauses 1, 8 (to the extent that any obligation under this Clause remains outstanding), 9, 14, 16, 17, 18, 19 and 20 shall survive termination.

20.     GENERAL

20.1 All notices which are required to be given hereunder shall be in writing and shall be sent to the address of the recipient set out in this Agreement or such other address as the recipient may designate by notice given in accordance with the provisions of this Clause. Any such notice


HC/DK                            PAGE 17 OF 36                        ARM/ITEX

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                            (SUBJECT TO ARM APPROVAL)

        may be delivered personally, by commercial overnight courier or facsimile transmission which shall be followed by a hard copy and shall be deemed to have been served if by hand when delivered, if by commercial overnight courier 48 hours after deposit with such courier, and if by facsimile transmission when dispatched.

20.2 Neither party shall assign or otherwise transfer this Agreement or any of its rights and obligations hereunder whether in whole or in part without the prior written consent of the other. Notwithstanding the foregoing, neither party shall unreasonably withhold it's consent to any such request.

20.3 ARM and LICENSEE are independent parties. Neither company nor their employees, consultants, contractors or agents, are agents, employees or joint venturers of the other party, nor do they have the authority to bind the other party by contract or otherwise to any obligation. Neither party will represent to the contrary, either expressly, implicitly, by appearance or otherwise.

20.4 The parties agree that the terms and conditions of this Agreement shall be treated as Confidential Information hereunder and shall not be disclosed without the consent of both parties.

20.5 Failure by either party to enforce any provision of this Agreement shall not be deemed a waiver of future enforcement of that or any other provision.

20.6 If any provision of this Agreement, or portion thereof, is determined to be invalid or unenforceable the same will be enforced to the maximum extent permissible so as to effect the intent of the parties, and the remainder of this Agreement will continue in full force and effect.

20.7 The headings to the Clauses of this Agreement are for ease of reference only and shall not affect the interpretation or construction of this Agreement.

20.8 This Agreement may be executed in one or more counterparts each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

20.9 This Agreement, including all Schedules and documents referenced herein, constitutes the entire agreement between the parties with respect to the subject matter hereof, and supersedes and replaces all prior or contemporaneous understandings or agreements, written or oral, regarding the subject matter. Save as is provided in Clause 6.2 of this Agreement, no amendment to, or modification of, this Agreement shall be binding unless in writing and signed by a duly authorised representative of both parties.

20.10 This Agreement shall be governed by and construed in accordance with the laws of England.


HC/DK                            PAGE 18 OF 36                        ARM/ITEX

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                            (SUBJECT TO ARM APPROVAL)

20.11 Neither party shall make any press release or similar public announcement relating to the existence of this Agreement without obtaining the other party's prior confirmation on the contents thereof.

        IN WITNESS WHEREOF the parties have caused this Agreement to be executed by their duly Authorised representative:

        ARM LIMITED:                             LICENSEE:
- -----------------------------------------------------------------------------------------------
SIGNED:       /s/  J. Brooks                     SIGNED:     /s/  Robert M. Gardner
- -----------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------
NAME:   J. Brooks                                NAME:  Robert M. Gardner
- -----------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------
TITLE:   CFO                                     TITLE:   V.P. COO
- -----------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------
         [illegible]
- -----------------------------------------------------------------------------------------------
DATE:  11 Sept. 2000                             DATE:  Sept. 7, 2000
- -----------------------------------------------------------------------------------------------


HC/DK                            PAGE 19 OF 36                        ARM/ITEX

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                            (SUBJECT TO ARM APPROVAL)

                                   SCHEDULE 1
                                   ----------
        FOR THE ARM[*] CORE:

        "ARM CORE" means the ARM[*] core as described and identified in the ARM[*] Technical Reference Manual ARM [*].

        "ARM[*] INSTRUCTION SETS" means both the ARM Instruction Set and [*] Instruction Set as each are defined in the ARM Architecture Reference
        Manual: ARM [*].

        [*]

        "IMPLEMENTATION COMPLIANT CORE(S)" means an implementation of the ARM[*] Core which:

        (i)     executes each and every instruction in the ARM[*] Instruction
                Sets;

        (ii) executes no additional instructions to those contained in the ARM[*] Instruction Sets;

        (iii)   exhibits a [*];

        (iv)    exhibits a [*];

        (v)     is Single Issue;

        (vi) executes all instructions at an identical rate of cycles per instruction ("CPI") to that specified in the ARM
                Architecture Reference Manual: ARM [*];

        (vii) implements the programmer's model as identified in the ARM Architecture Reference Manual document number ARM [*].

        "SINGLE ISSUE" means that only one instruction is issued for execution within the integer unit in any single clock cycle (where for the purposes of this definition clock means the clock that advances the pipeline).

        "TEST VECTORS" means the vectors identified in Schedule 3, Section 1, as items 3, 4, 5 and 6s.

        [*]


[*] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

HC/DK                            PAGE 20 OF 36                        ARM/ITEX

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                            (SUBJECT TO ARM APPROVAL)


                                   SCHEDULE 2
                                   ----------

                    DESIGN RULE/TARGET PROCESS COMBINATION(S)

SECTION 1

APPROVED DESIGN NUMBER 1

Part A

Design rules *, version * for the * process ("Target Process").



Part B

Approved Project:



Part C

Authorised Foundry:



Part D

Design ID:


SECTION 2

APPROVED DESIGN NUMBER 2

Part A

Design rules *, version * for the * process ("Target Process").



Part B

Approved Project:



Part C

Authorised Foundry:



Part D

Design ID:


HC/DK                            PAGE 21 OF 36                        ARM/ITEX

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                            (SUBJECT TO ARM APPROVAL)


SECTION 3

APPROVED DESIGN NUMBER 3

Part A

Design rules *, version * for the * process ("Target Process").



Part B

Approved Project:



Part C

Authorised Foundry:



Part D

Design ID:



SECTION 4


APPROVED DESIGN NUMBER 4

Part A

Design rules *, version * for the * process ("Target Process").



Part B

Approved Project:



Part C

Authorised Foundry:



Part D

Design ID:


HC/DK                            PAGE 22 OF 36                        ARM/ITEX

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                            (SUBJECT TO ARM APPROVAL)


                                   SCHEDULE 3
                                   ----------
SECTION 1

TRANSFER MATERIALS

- --------- --------------------- ---------------------------------------------------- ----------------- -----------------
Item      Part Number           Description                                          Status            Delivery Date
- --------- --------------------- ---------------------------------------------------- ----------------- -----------------


Note: The last column of the deliverable lists show the confidentiality status of the deliverable.
C - confidential, L - limited confidential and N - non-confidential.

                                                                         PART A

- ---------- -------------------- ---------------------------------------------------- ----------------- -----------------
  Item     Part Number          Description                                          Status            Delivery Date
- ---------- -------------------- ---------------------------------------------------- ----------------- -----------------
   1      [*]                   ARM[*] Technical Reference Manual - ARM [*]                 N                TBD
- ---------- -------------------- ---------------------------------------------------- ----------------- -----------------
   2      [*]                   ARM[*] Design Flow Guide                                    C                TBD
- ---------- -------------------- ---------------------------------------------------- ----------------- -----------------
   3      [*]                   Parallel test vectors for core in [*] format                C                TBD
- ---------- -------------------- ---------------------------------------------------- ----------------- -----------------
   4      [*]                   Parallel test vectors for core in [*] format                C                TBD
- ---------- -------------------- ---------------------------------------------------- ----------------- -----------------
   5      [*]                   Serial test vectors for core in [*] format                  C                TBD
- ---------- -------------------- ---------------------------------------------------- ----------------- -----------------
   6      [*]                   Parallel test vectors in [*] format                         C                TBD
- ---------- -------------------- ---------------------------------------------------- ----------------- -----------------
   7      [*]                   ARM Developer Kit v[*]                                      C                TBD
                                Containing the following:
                                (i) single user PC floating license of the ARM
                                Developer Suite
                                (ii) an Integrator ASIC Platform
                                Development Board (AP)
                                (iii) ARM[*] Core Module
                                (iv) Multi-ICE(TM) debug interface unit
                                (v) documentation and installation notes.
- ---------- -------------------- ---------------------------------------------------- ----------------- -----------------
   8      [*]                   Footprint representation of ARM Core GDSII format           C                TBD
- ---------- -------------------- ---------------------------------------------------- ----------------- -----------------
   9      [*]                   ARM[*] Footprint Avanti Apollo .fram view                   C                TBD
- ---------- -------------------- ---------------------------------------------------- ----------------- -----------------
  10      [*]                   ARM[*] Footprint Cadence Silicon Ensemble abstract          C                TBD
                                view
- ---------- -------------------- ---------------------------------------------------- ----------------- -----------------
  11      [*]                   Synopsys .lib library file                                  C                TBD
- ---------- -------------------- ---------------------------------------------------- ----------------- -----------------
  12      [*]                   ARM[*] Cadence .tlf timing view                             C                TBD
- ---------- -------------------- ---------------------------------------------------- ----------------- -----------------
  13      [*]                   ARM[*] Avanti .clf timing view                              C                TBD
- ---------- -------------------- ---------------------------------------------------- ----------------- -----------------
  14      [*]                   Mapping Layer file                                          C                TBD
- ---------- -------------------- ---------------------------------------------------- ----------------- -----------------
  15      [*]                   ARM[*] summary document                                     C                TBD
- ---------- -------------------- ---------------------------------------------------- ----------------- -----------------


SECTION 2

DESIGN SIGN-OFF MODELS

PART A

- ----------- ---------------------- -------------------------------------------------- -------- ------------
A1          [*]                    ARM[*] Macrocell Verilog XL C Timing Wrapper for   N        TBD
                                   Sun/Solaris
- ----------- ---------------------- -------------------------------------------------- -------- ------------
A2          [*]                    ARM[*] Macrocell Verilog XL C Timing Wrapper for   N        TBD
                                   HP-UX10
- ----------- ---------------------- -------------------------------------------------- -------- ------------


[*] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH
THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE
OMITTED PORTIONS.

HC/DK                            PAGE 23 OF 36                        ARM/ITEX

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SEPTEMBER 7TH 2000               CONFIDENTIAL                LEX-TLA-1657-E-01

                            (SUBJECT TO ARM APPROVAL)
- ----------- ---------------------- -------------------------------------------------- -------- ------------
A3          [*]                    ARM[*] Macrocell Verilog NC SDF Timing Wrapper     N        TBD
                                   for Sun/Solaris
- ----------- ---------------------- -------------------------------------------------- -------- ------------
A4          [*]                    ARM[*] Macrocell Verilog NC SDF Timing Wrapper     N        TBD
                                   for Sun Solaris
- ----------- ---------------------- -------------------------------------------------- -------- ------------


[*] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

HC/DK                            PAGE 24 OF 36                        ARM/ITEX

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                            (SUBJECT TO ARM APPROVAL)


PART B

DESIGN SIGN-OFF MODEL OPTIONS

ARM[*] DESIGN SIGN-OFF SIMULATION MODEL SIMULATOR OPTIONS

Multiple model options exist for the ARM[*] Core. Each option consists of a simulator- specific model and timing veneer for each of the 2 supported operating system platforms, Solaris and HPUX. The current supported simulators are Synopsys VSS, Model Technologies V-System and Vantage VHDL simulators plus the Cadence Verilog XL and Leapfrog simulators. All the models support a simple C language timing veneer, however, Standard Delay Formatted timing veneers are also supported where the simulator allows.


[*] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

HC/DK                            PAGE 25 OF 36                        ARM/ITEX

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                            (SUBJECT TO ARM APPROVAL)


                                   SCHEDULE 4
                                   ----------
PART A
- ------

        DESIGN REPORT TO BE SUBMITTED IN RESPECT OF EACH APPROVED DESIGN

- -------------- ------------ ------------- ------------- ------------- ------------------ ------------ --------------- -------------
    DESIGN        NUMBER        DATE         NUMBER         DATE          NUMBER OF          DATE        NUMBER OF        DATE
    ------       -------        ----        ---------       ----          ---------          ----        ---------        ----
      ID           OF         RECEIVED      OF TESTED     RECEIVED        UNPACKAGED       RECEIVED       PACKAGED      RECEIVED
      --           --         --------      ---------     --------        ----------       --------       --------      --------
                 UNTESTED                     WAFERS                         DIE                             DIE
                 --------                     ------                         ---                             ---
                  WAFERS                    RECEIVED *                    RECEIVED *                      RECEIVED *
                  ------                    ----------                    ----------                      ----------
                RECEIVED *
                ----------
- -------------- ------------ ------------- ------------- ------------- ------------------ ------------ --------------- -------------

- -------------- ------------ ------------- ------------- ------------- ------------------ ------------ --------------- -------------

- -------------- ------------ ------------- ------------- ------------- ------------------ ------------ --------------- -------------

* PLEASE STATE ACHIEVED YIELD IN THE CASE OF UNTESTED WAFERS OR DIE.

N.B. Design Reports should be sent to the address for ARM set forth in this Agreement via first class mail to The Chief Operating Officer, The Financial Controller and General Counsel, all at 110 Fulbourn Road, Cambrdge, CB1 9NJ, U.K..

PART B

RUNNING ROYALTY PAYMENT TERMS

Currency:       US Dollars

Frequency:      Save for Running Royalties in respect of the first [*] units shipped, which Running Royalties shall be paid on tapeout of the first Approved Design, during the term of this Agreement, at the end of each Quarter of each year in which Royalties are payable.

When due:       In respect of the first [*] units shipped, within thirty days of tapeout of the first Approved Design. In respect of all further units shipped, within thirty (30) days after the end of each Quarter, LICENSEE shall deliver the Royalty Report by first class mail or email and pay the Royalties.

What is due:    Payment by telegraphic transfer to National Westminster Bank
                PLC of 56 St Andrews Street, Cambridge, CB2 3DA, UK.

                Account name:              ARM Ltd
                Account Number:            [*]
                Sort code:                 [*]
                SWIFT code:                NWBKGB2L

Royalty Report: Each Royalty Report shall contain no less information than is set forth in Exhibit 1 to this Schedule 4.

Where sent:     To the address for ARM set forth in this Agreement via first class mail.

                                    EXHIBIT 1

FORM OF ROYALTY REPORT


PART A

[*] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

HC/DK                            PAGE 26 OF 36                        ARM/ITEX

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                            (SUBJECT TO ARM APPROVAL)

CUMULATIVE SALES OF ARM COMPLIANT PRODUCT

- -------------------- ---------------------- ------------------ ------------------ -------------- ----------------
VOLUME       BREAK      NUMBER OF ACPS       NUMBER OF ARM       ROYALTY RATE      MULTIPLIER     ROYALTY DUE
POINTS                  DISTRIBUTED BY       CORES PER ACP         PER CORE
                           LICENSEE
- -------------------- ---------------------- ------------------ ------------------ -------------- ----------------
- -------------------- ---------------------- ------------------ ------------------ -------------- ----------------

- -------------------- ---------------------- ------------------ ------------------ -------------- ----------------
                                                                                                 $XXX
- -------------------- ---------------------- ------------------ ------------------ -------------- ----------------
                                                                                                 $XXX
- -------------------- ---------------------- ------------------ ------------------ -------------- ----------------
                                                                                                 $XXX
- -------------------- ---------------------- ------------------ ------------------ -------------- ----------------
                                                                                                 $XXX
- -------------------- ---------------------- ------------------ ------------------ -------------- ----------------
                                                                                                 $XXX
- -------------------- ---------------------- ------------------ ------------------ -------------- ----------------
                                                                                                 $XXX
- -------------------- ---------------------- ------------------ ------------------ -------------- ----------------

- -------------------- ---------------------- ------------------ ------------------ -------------- ----------------
TOTAL
- -------------------- ---------------------- ------------------ ------------------ -------------- ----------------


        TOTAL ROYALTY DUE:                                $XXXXX


PART B

        During the term of this Agreement, LICENSEE shall, upon ARM's request, discuss with ARM details of LICENSEE's product lines and product plans for the following Quarter. Such information shall be non-binding, supplied in good faith and treated as Confidential Information.


HC/DK                            PAGE 27 OF 36                        ARM/ITEX

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SEPTEMBER 7TH 2000               CONFIDENTIAL                LEX-TLA-1657-E-01

                            (SUBJECT TO ARM APPROVAL)


                                   SCHEDULE 5
                                   ----------

TRADEMARKS

           ------------------------------------- -----------------------------
            TRADEMARK                            REGISTERED/
                                                 UNREGISTERED
           ------------------------------------- -----------------------------

  PART A

           ------------------------------------- -----------------------------
           ARM [logo] Exhibit A                  Unregistered
           ------------------------------------- -----------------------------

  PART B

           ------------------------------------- -----------------------------
            ARM POWERED [logo] Exhibit B          Registered
           ------------------------------------- -----------------------------

PART C

           ------------------------------------- -----------------------------
           ARM [logo] Exhibit C                   Registered
           ------------------------------------- -----------------------------

  PART D

           ------------------------------------- -----------------------------
            ARM                                  Registered
           ------------------------------------- -----------------------------
            AMBA                                 Unregistered
           ------------------------------------- -----------------------------
            ANGEL                                Unregistered
           ------------------------------------- -----------------------------
            ARMULATOR                            Unregistered
           ------------------------------------- -----------------------------
            EMBEDDEDICE                          Unregistered
           ------------------------------------- -----------------------------
            MODELGEN                             Unregistered
           ------------------------------------- -----------------------------
            MULTI-ICE                            Unregistered
           ------------------------------------- -----------------------------
            [*]                                  Registered
           ------------------------------------- -----------------------------
            ARM[*]                               Unregistered
           ------------------------------------- -----------------------------
            ARM[*]                               Unregistered
           ------------------------------------- -----------------------------
            [*]                                  Registered
           ------------------------------------- -----------------------------
            PRIMECELL                            Unregistered
           ------------------------------------- -----------------------------


RULES FOR TRADEMARK USAGE

1.      ON DIE ENCAPSULATION

1.1 Except as set out in Clause 1.2, if Licensee is distributing Products or Custom Products Licensee shall apply the Trademark identified in Part A of this Schedule to the die encapsulation of each unit of such Products or Custom Products.

1.2 Licensee shall not be obliged to apply the Trademark identified in Part A of this Schedule to the die encapsulation of each unit of Product or Custom Product if;

        1.2.1 Licensee provides written evidence to ARM that Licensee's customer has requested that the die encapsulation of each unit of such Product or Custom Product is to bear no trademarks whatsoever; or

        1.2.2 Licensee provides written evidence to ARM that Licensee's customer has requested that the die encapsulation of each unit of Products or Custom Products is to bear only the trademark of such customer; or


[*] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

HC/DK                            PAGE 28 OF 36                        ARM/ITEX

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                            (SUBJECT TO ARM APPROVAL)
1.2.3 the size of the die encapsulation physically prohibits the application of both Licensee's trademark and the Trademark identified in Part A of this Schedule when such marks are scaled to occupy the same area.

1.3 Except as agreed in writing by ARM, any application by Licensee of the Trademark identified in Part A of this Schedule shall be in accordance with the Trademark Use Guide set out in Exhibit A of this Schedule.

2.      ON PRODUCT PACKAGING, DOCUMENTATION AND COPY

        ARM POWERED LOGO

2.1 Licensee shall apply the Trademark identified in Part B of this Schedule, in a prominent place, to any product packaging, advertising material or promotional, technical or other documentation for, or relating to, any Products or Custom Products distributed under licence from ARM.

2.2 **[Subject to the payment of an appropriate fee agreed between ARM and Licensee]**, Licensee may apply the Trademark identified in Part B of this Schedule, to (i) any product which incorporates or takes into use any ARM technology or Intellectual Property; and (ii) any product packaging, advertising material or promotional, technical or other documentation for, or relating to, such product, distributed by Licensee under licence form ARM.

2.3 Any use or application by Licensee of the Trademark identified in Part B of this Schedule shall be in accordance with; (i) the Trademark Use Guide set out in Exhibit B of this Schedule; and (ii) with accepted trademark use standards.

        ARM LOGO (EXHIBIT C); CORPORATE SIGNATURE

2.4 Subject to the restriction in Clause 2.6, Licensee may apply the Trademark identified in Part C of this Schedule to any product packaging, advertising material or promotional, technical or other documentation for, or relating to, any product distributed by Licensee under licence from ARM which incorporates or takes into use any ARM technology or Intellectual Property.

2.5 Any application of the Trademark identified in Part C of this Schedule by Licensee shall be in accordance with; (i) the Trademark Use Guide in Exhibit C of this Schedule; and (ii) with accepted trademark use standards.

2.6 The Trademark identified in Part C of this Schedule may only be used separately and only to identify ARM (including ARM Holdings plc, its operating company ARM Limited, and the regional subsidiaries, ARM, Inc.; ARM KK; and ARM Korea Limited) and may not be incorporated into a body of text.

        OTHER TRADEMARKS

2.7 Licensee shall apply the appropriate Trademark from those identified in Part D of this Schedule to any product packaging, advertising material or promotional, technical or other documentation relating to the respective product distributed by Licensee under licence from ARM.

2.6 Any use of the Trademarks identified in Part D of this Schedule by Licensee shall be in accordance with accepted trademark use standards including but not limited to the following;

                2.6.1 use of the Trademarks only in conjunction with a generic term for the respective product (e.g. ARM processor, where processor is the generic term); and


HC/DK                            PAGE 29 OF 36                        ARM/ITEX

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                            (SUBJECT TO ARM APPROVAL)
                2.6.2   avoiding use of the Trademark, ARM, in the possessive
                       (e.g. ARM's processor).

3. Where any registered Trademark is applied to any product packaging, advertising material or promotional, technical or other documentation relating to any product distributed under licence from ARM, then for each prominent use and the first use in any text of any such mark the mark must appear with the symbol "(R)" at the upper right corner of the mark.

4. Where any unregistered Trademark is applied to any product packaging, advertising material and promotional, technical or other documentation relating to the any product distributed under licence from ARM, then for each prominent use and the first use in any text of any such mark the mark must appear with the symbol "TM" at the upper right corner of the mark.

5. Licensee shall include appropriate notices in substantially the following form on any product packaging, advertising material and promotional, technical or other documentation relating to any product distributed under licence from ARM;

        FOR REGISTERED TRADEMARKS

        "[Cite Trademark(s)] is [are] the registered trademark(s) of ARM
        Limited.

        FOR UNREGISTERED TRADEMARKS

        "[Cite Trademark(s)] is [are] the trademark(s) of ARM Limited.

6. ARM will provide its Licensees with camera ready and electronic artwork of the Trademarks together with specific Pantone colour references. The Trademarks must not be altered or modified in any way. The Trademarks may be used in black and white or the exact colour reference identified in the relevant Exhibit.

7. In addition to the rules set out above ARM may provide Licensees with additional instructions relating to the use of the Trademarks from time to time which Licensee shall follow in its use of the Trademarks.


HC/DK                            PAGE 30 OF 36                        ARM/ITEX

SEPTEMBER 7TH 2000               CONFIDENTIAL                LEX-TLA-1657-E-01

                            (SUBJECT TO ARM APPROVAL)

                                    EXHIBIT A

TRADEMARK USE GUIDE


                                     [LOGO]


The mark must appear exactly as shown in this guide; the elements, proportions and relationships must not change. The mark is available in stat repro form and in .eps for Macintosh or .WMF for PC platforms. These formats ensure the highest possible reproduction quality. However, should you need another format for a specific project, please contact your local ARM office for advice.

When produced in colour, the mark should be printed in Pantone 314 blue. Process colour reproduction may not match Pantone-identified solid colour standards.

When specifying the colour of the mark with process inks, the correct mix is:


CYAN                                                                    100
- ---------------------------------------------------------------------------
MAGENTA                                                                 0
- ---------------------------------------------------------------------------
YELLOW                                                                  8.5
- ---------------------------------------------------------------------------
BLACK                                                                   34
- ---------------------------------------------------------------------------


- -    DO NOT ALTER OR DEFORM THE SHAPE OF THE MARK.
- -    DO NOT REPLACE THE LOGOTYPE WITH A DIFFERENT TYPEFACE OR ATTEMPT TO MIMIC
     THE LOGOTYPE TYPEFACE.
- -    DO NOT PLACE COMPETING VISUAL ELEMENTS (INCLUDING BUT NOT
     LIMITED TO OTHER TRADEMARKS) CLOSE TO THE MARK.
- -    DO NOT SET TYPE NEAR TO THE MARK THAT COULD BE CONSTRUED AS A CORPORATE
     SLOGAN OR MOTTO.


HC/DK                            PAGE 31 OF 36                        ARM/ITEX

SEPTEMBER 7TH 2000               CONFIDENTIAL                LEX-TLA-1657-E-01

                            (SUBJECT TO ARM APPROVAL)

                                    EXHIBIT B

TRADEMARK USE GUIDE




[LOGO]              [LOGO]             [LOGO]





The mark must appear exactly as shown in this guide; the elements, proportions and relationships must not change. The mark is available in stat repro form and in .eps for Macintosh or .WMF for PC platforms. These formats ensure the highest possible reproduction quality. However, should you need another format for a specific project, please contact your local ARM office for advice.

When produced in colour, the mark should be printed in Pantone 314 blue. Process colour reproduction may not match Pantone-identified solid colour standards.

When specifying the colour of the mark with process inks, the correct mix is:

CYAN                                                                    100
- ---------------------------------------------------------------------------
MAGENTA                                                                   0
- ---------------------------------------------------------------------------
YELLOW                                                                  8.5
- ---------------------------------------------------------------------------
BLACK                                                                    34
- ---------------------------------------------------------------------------


- -    DO NOT ALTER OR DEFORM THE SHAPE OF THE MARK.
- -    DO NOT REPLACE THE LOGOTYPE WITH A DIFFERENT TYPEFACE OR ATTEMPT TO MIMIC
     THE LOGOTYPE TYPEFACE.
- -    DO NOT PLACE COMPETING VISUAL ELEMENTS (INCLUDING BUT NOT
     LIMITED TO OTHER TRADEMARKS) CLOSE TO THE MARK.
- -    DO NOT SET TYPE NEAR TO THE MARK THAT COULD BE CONSTRUED AS A CORPORATE
     SLOGAN OR MOTTO.


HC/DK                            PAGE 32 OF 36                        ARM/ITEX

SEPTEMBER 7TH 2000               CONFIDENTIAL                LEX-TLA-1657-E-01

                            (SUBJECT TO ARM APPROVAL)

                                    EXHIBIT C

TRADEMARK USE GUIDE



[LOGO]                   [LOGO]                  [LOGO]



The mark must appear exactly as shown in this guide; the elements, proportions and relationships must not change. The mark is available in stat repro form and in .eps for Macintosh or .WMF for PC platforms. These formats ensure the highest possible reproduction quality. However, should you need another format for a specific project, please contact your local ARM office for advice.

When produced in colour, the mark should be printed in Pantone 314 blue. Process colour reproduction may not match Pantone-identified solid colour standards.

When specifying the colour of the mark with process inks, the correct mix is:

CYAN                                                                      100
- -----------------------------------------------------------------------------
MAGENTA                                                                     0
- -----------------------------------------------------------------------------
YELLOW                                                                    8.5
- -----------------------------------------------------------------------------
BLACK                                                                      34
- -----------------------------------------------------------------------------

- -    DO NOT ALTER OR DEFORM THE SHAPE OF THE MARK.
- -    DO NOT REPLACE THE LOGOTYPE WITH A DIFFERENT TYPEFACE OR ATTEMPT TO MIMIC
     THE LOGOTYPE TYPEFACE.
- -    DO NOT PLACE COMPETING VISUAL ELEMENTS (INCLUDING BUT NOT
     LIMITED TO OTHER TRADEMARKS) CLOSE TO THE MARK.
- -    DO NOT SET TYPE NEAR TO THE MARK THAT COULD BE CONSTRUED AS A CORPORATE
     SLOGAN OR MOTTO.


HC/DK                            PAGE 33 OF 36                        ARM/ITEX

SEPTEMBER 7TH 2000               CONFIDENTIAL                LEX-TLA-1657-E-01

                            (SUBJECT TO ARM APPROVAL)

                                   SCHEDULE 6
                                   ----------

                                PAYMENT SCHEDULE
                                ----------------

All sums due in accordance with the provisions of this Schedule shall be payable thirty (30) days from receipt by LICENSEE of ARM's invoice therefor.

PART A

- ----------------------------------------- --------------------------- ---------------------------------------------------
   SINGLE USE DESIGN LICENCE FEE            INSTALMENTS DUE IN                PAYMENT DUE DATE
                                                      US$
- ----------------------------------------- --------------------------- ---------------------------------------------------
- ----------------------------------------- --------------------------- ---------------------------------------------------

- ----------------------------------------- --------------------------- ---------------------------------------------------
   DESIGN [*] - US$                           US$[*]                  On the Effective Date
- ----------------------------------------- --------------------------- ---------------------------------------------------

- ----------------------------------------- --------------------------- ---------------------------------------------------
   DESIGN [*] - US$                           US$[*]                  On the  date of  tapeout  of the
                                                                      ARM      Compliant       Product
                                                                      containing such Approved Design.
- ----------------------------------------- --------------------------- ---------------------------------------------------

- ----------------------------------------- --------------------------- ---------------------------------------------------
   DESIGN [*] - US$                           US$[*]                  On the  date of  tapeout  of the
                                                                      ARM      Compliant       Product
                                                                      containing such Approved Design.
- ----------------------------------------- --------------------------- ---------------------------------------------------

- ----------------------------------------- --------------------------- ---------------------------------------------------
   DESIGN [*] - US$                           US$[*]                  On the  date of  tapeout  of the
                                                                      ARM      Compliant       Product
                                                                      containing such Approved Design.
- ----------------------------------------- --------------------------- ---------------------------------------------------

- ----------------------------------------- --------------------------- ---------------------------------------------------
   DESIGN [*] - US$                           US$[*]                  On the date of  design  start of
                                                                      the   ARM   Compliant    Product
                                                                      containing  the  fifth  Approved
                                                                      Design.
- ----------------------------------------- --------------------------- ---------------------------------------------------

- ----------------------------------------- --------------------------- ---------------------------------------------------
     DESIGNS [*],                             US$[*]                  On the  date of  tapeout  of the
   INCLUSIVE,- US$                                                    ARM      Compliant       Product
                                                                      containing such Approved Design.
- ----------------------------------------- --------------------------- ---------------------------------------------------

PART B

- ----------------------------------------- --------------------------- ----------------------------------------------------
   SECOND SOURCE FEE                      INSTALMENTS DUE IN US$      PAYMENT  DUE  DATE  in   accordance   with  the
                                                                      provisions of Clause 8.2.
- ----------------------------------------- --------------------------- ----------------------------------------------------
- ----------------------------------------- --------------------------- ----------------------------------------------------

- ----------------------------------------- --------------------------- ----------------------------------------------------
- ----------------------------------------- --------------------------- ----------------------------------------------------
                                                 US$[*]               On the date of Licensee's
                                                                      written election to use a Second
                                                                      Source Foundry in accordance
                                                                      with the provisions of Clause
                                                                      2.4.
- ----------------------------------------- --------------------------- ----------------------------------------------------


[*] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

HC/DK                            PAGE 34 OF 36                        ARM/ITEX

SEPTEMBER 7TH 2000               CONFIDENTIAL                LEX-TLA-1657-E-01

                            (SUBJECT TO ARM APPROVAL)


PART C

- ----------------------------------------- --------------------------- ---------------------------------------------------
    DESIGN SIGN-OFF                         INSTALMENTS DUE IN         PAYMENT DUE DATE
    MODEL OPTION FEE                               US$
- ----------------------------------------- --------------------------- ---------------------------------------------------
- ----------------------------------------- --------------------------- ---------------------------------------------------
  Per Design Sign-Off                             US$[*]               On the date of exercise of the Option Model.
   Model Option
- ----------------------------------------- --------------------------- ---------------------------------------------------

PART D

- ----------------------------------------- --------------------------- ---------------------------------------------------
    DESIGN SIGN-OFF                         INSTALMENTS DUE IN         PAYMENT DUE DATE
      MODEL OPTION                                 US$
     MAINTENANCE FEE
- ----------------------------------------- --------------------------- ---------------------------------------------------
- ----------------------------------------- --------------------------- ---------------------------------------------------

- ----------------------------------------- --------------------------- ---------------------------------------------------
  Per Design Sign-Off                             US$[*]               On the date of exercise of the Design
     Model Option                                                      Sign-Off Model and on each anniversary thereof.
- ----------------------------------------- --------------------------- ---------------------------------------------------

PART E

- ----------------------------------------- --------------------------- ---------------------------------------------------
   ADDITIONAL SUPPORT                     INSTALMENTS DUE IN US$       PAYMENT DUE DATE
          FEES
- ----------------------------------------- --------------------------- ---------------------------------------------------
- ----------------------------------------- --------------------------- ---------------------------------------------------
  [*] man-days                                 US$[*]                  On the date of  exercise of the option to take
                                                                      additional   support  in  accordance  with  the
                                                                      provisions of Clause 12.4.
- ----------------------------------------- --------------------------- ---------------------------------------------------

PART F

- ----------------------------------------- --------------------------- ---------------------------------------------------
   RUNNING ROYALTIES                      INSTALMENTS DUE IN US$       PAYMENT DUE DATE
    IN RESPECT OF THE
   FIRST [*] UNITS OF
        ACP TO BE
    SOLD,SUPPLIED OR
      DISTRIBUTED.
- ----------------------------------------- --------------------------- ---------------------------------------------------
- ----------------------------------------- --------------------------- ---------------------------------------------------
                                                  US$[*]               ON   TAPEOUT   OF   THE   FIRST
                                                                      APPROVED DESIGN
- ----------------------------------------- --------------------------- ---------------------------------------------------

[*] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

HC/DK                            PAGE 35 OF 36                        ARM/ITEX

SEPTEMBER 7TH 2000               CONFIDENTIAL                LEX-TLA-1657-E-01

                            (SUBJECT TO ARM APPROVAL)

                                   SCHEDULE 7
                                   ----------

                             PROMOTIONAL OBLIGATIONS
                             -----------------------

1. LICENSEE hereby agrees to publicly announce via press release the licensing of the ARM Core as soon as possible, but within six (6) months of The Effective Date. LICENSEE shall use diligent efforts to communicate the press release to ARM at least three (3) weeks prior to the actual release date, but in any event, no shorter than one (1) week prior to the actual release date. Both ARM and LICENSEE shall agree on language used in the press release.

2. LICENSEE hereby agrees to publicly announce via press release, advertisements, and product promotions, in a manner consistent with all other product promotional activities of similar products, design wins related to or the release of any and all products incorporating ARM technology, unless LICENSEE's customers prevent LICENSEE from doing so. LICENSEE shall use diligent efforts to communicate such announcements to ARM at least three (3) weeks prior to the actual release date, but in any event, no shorter than one (1) week prior to the actual release date .

3. LICENSEE shall independently submit an article, in at least two (2) major industry publications, within one year of announcement by LICENSEE of any ARM-based product; provided that in no event shall LICENSEE be required to submit more than one such article to two publications in any given calendar year. Major industry publication is defined as any publication with a targeted market segment directly relevant to the product being promoted with a subscriber count guideline of at least fifty thousand (50,000) subscribers.

4. ARM shall have the right to independently announce and reference all ARM Compliant Products and design wins that LICENSEE has publicly announced. All such announcements shall be subject to restrictions placed on LICENSEE by its customers (including without limitation on use of customer trademarks). No license with respect to any third party trademarks, service marks for similar intellectual property, implied or express, is granted by LICENSEE to ARM pursuant to this Schedule 7.

5. ARM and LICENSEE will each appoint and notify the other party of a marketing contact and a technical contact within each organisation; and

6. ARM and LICENSEE will use reasonable efforts to generate sales materials targeted at application areas mutually agreed by the parties.

7. Nothing in this Schedule 7 shall prevent or delay LICENSEE from making publicly announcing any products, design wins or events that do not mention the use of ARM technology; provided that LICENSEE meets its obligations set forth in this Schedule 7.


HC/DK                            PAGE 36 OF 36                        ARM/ITEX